Exhibit 10.1

THIRD AMENDMENT AND CONSENT
TO THE

AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

Dated as of September 3, 2015

among

THE PROVIDENCE SERVICE CORPORATION,
as the Borrower,

CERTAIN DOMESTIC SUBSIDIARIES OF THE BORROWER,
as the Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,

SUNTRUST BANK

and

ROYAL BANK OF CANADA,
as Co-Syndication Agents,

BMO HARRIS BANK, N.A.

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Co-Documentation Agents

and

THE OTHER LENDERS PARTY HERETO

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

SUNTRUST ROBINSON HUMPHREY, INC.

and

RBC CAPITAL MARKETS,1

as Joint Lead Arrangers and Joint Bookrunners

1 RBC Capital Markets is a marketing name for the capital markets activities of Royal Bank of Canada and its affiliates.

THIRD AMENDMENT AND CONSENT TO THE AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

                THIS THIRD AMENDMENT AND CONSENT TO THE AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT dated as of September 3, 2015 (this "Agreement") is entered into among The Providence Service Corporation, a Delaware corporation (the "Borrower"), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, entered into that certain Amended and Restated Credit and Guaranty Agreement dated as of August 2, 2013 (as amended by that certain First Amendment dated as of May 28, 2014 and by that certain Second Amendment and Consent dated October 23, 2014, the "Credit Agreement");

WHEREAS, on the date hereof, the Borrower and Ross Innovative Employment Solutions Corp., a Delaware corporation, intend to sell Providence Human Services, LLC, a Delaware limited liability company, Providence Community Services, LLC, a Pennsylvania limited liability company, and their respective Subsidiaries set forth on Schedule 1 hereto (collectively, the “Services Business”) to Molina Healthcare, Inc., a Delaware corporation (the "Purchaser"), for consideration in an amount not less than $175,000,000, plus any additional amount, which may be paid from time to time (the "Sale Price"), on the terms, limitations and conditions as provided in the Membership Interest Purchase Agreement, dated as of the date hereof, by and between Borrower and the Purchaser (such sale, the "Services Business Disposition");

WHEREAS, the Services Business Disposition would constitute a violation of Section 8.05(b) of the Credit Agreement because the aggregate net book value of assets Disposed exceeds the permitted $35,000,000 threshold for asset dispositions;

WHEREAS, the Borrower has requested that any mandatory prepayment of Net Cash Proceeds from the Services Business Disposition pursuant to Section 2.05(b)(ii) of the Credit Agreement be waived (the "Prepayment Waiver") and that the Borrower be permitted to use up to 50% of such Net Cash Proceeds for the Stock Repurchase Program (as hereinafter defined) (the “Stock Repurchase Application”); and

WHEREAS, the Borrower has requested that the Lenders provide the consent to the Services Business Disposition, the Prepayment Waiver and the Stock Repurchase Application and amend the Credit Agreement as set forth below (the Credit Agreement, as amended as set forth below, the "Amended Credit Agreement").

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Consent. The Required Lenders hereby consent to the Services Business Disposition, Prepayment Waiver and the Stock Repurchase Application; provided that a minimum amount equal to 50% of the Net Cash Proceeds received from the Services Business Disposition shall be applied pro rata to the prepayment of the Revolving Loans and Swing Line Loans. The above consent shall not modify or affect the Loan Parties' obligations to comply fully with the terms of the Amended Credit Agreement or any other duty, term, condition or covenant contained in the Amended Credit Agreement or any other Loan Document in the future. The consent is limited solely to the specific consent identified above and nothing contained in this Agreement shall be deemed to constitute a future waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

2.     Amendments.

(a)     Section 1.01. The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Services Business Disposition” means the sale by the Borrower and Ross Innovative Employment Solutions Corp. of all issued and outstanding Equity Interests of Providence Human Services, LLC, a Delaware limited liability company and Providence Community Services, LLC, a Pennsylvania limited liability company pursuant to the Services Business Disposition Agreement.

"Services Business Disposition Agreement" means the Membership Interest Purchase Agreement, dated as of September 3, 2015 by and between the Borrower, Ross Innovative Employment Solutions Corp., a Delaware corporation, and Molina Healthcare, Inc., a Delaware corporation.

“Services Business Prepayment” means the prepayment of the Revolving Loans by the Borrower with the proceeds of the Services Business Disposition in an amount equal to 50% of the Net Cash Proceeds received from the Services Business Disposition.

"Stock Repurchase Program" means that certain stock repurchase program approved by the Board of Directors of the Borrower whereby the Borrower may purchase common Equity Interests of the Borrower, for an aggregate amount not to exceed 50% of the Net Cash Proceeds received from the Services Business Disposition.

(b)     Section 2.02(a). The first parenthetical of Section 2.02(a) of the Credit Agreement is hereby amended to read as follows:

(provided, that a notice of Borrowing with respect to funding of a Permitted Acquisition or Stock Repurchase Program may state that such notice is conditioned upon the completion of such Permitted Acquisition or Stock Repurchase Program, in which case, subject to Section 3.05, such notice of Borrowing may be revoked by the Borrower if the Permitted Acquisition or Stock Repurchase Program is not consummated at the time specified)

(c)     Section 7.11. Section 7.11 of the Credit Agreement is hereby amended to read as follows:Use the proceeds of the Credit Extensions (a) to finance a portion of the consideration payable in connection with the Matrix Acquisition (it being understood that no more than $25,000,000 of Revolving Loans may be used to finance the Matrix Acquisition), to repay certain existing indebtedness of Matrix and its subsidiaries and to pay fees and expenses in connection with the Matrix Acquisition and the Second Amendment, (b) to refinance certain existing Indebtedness, (c) to finance working capital, capital expenditures, Permitted Acquisitions and repayment of the Convertible Notes, (d) to finance a portion of the consideration payable in connection with the Stock Repurchase Program and (e) for other general corporate purposes, provided that in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any specific provision in any Loan Document.

(d)     Section 8.06. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (j) thereof, (ii) renumbering clause (k) thereof as clause (l) and (iii) inserting a new clause (k) to read as follows:

(k)     the Borrower may make Restricted Payments to repurchase its common Equity Interests pursuant to Borrower's Stock Repurchase Program, in an aggregate amount not to exceed an amount equal to 50% of the Net Cash Proceeds received from the Services Business Disposition, provided that (i) no Default or Event of Default shall have occurred and be continuing before or after giving effect thereto and (ii) such Restricted Payments shall be made with the proceeds of the Services Business Disposition and/or Revolving Loans so long as the aggregate amount of Revolving Loans used to make such Restricted Payments does not exceed the amount of voluntary prepayments of the Revolving Loans made by the Borrower with the proceeds of the Services Business Disposition that were in excess of the Services Business Prepayment; and

3.     Release.

(a)     The Required Lenders hereby authorize the Administrative Agent to (i) release each of the entities listed on Schedule 1 hereto as Guarantors under the Credit Agreement and (ii) release any Liens granted by or on such entities and their property (such collateral, collectively, the "Released Collateral") in favor of the Administrative Agent pursuant to the Credit Agreement, in each case, upon the consummation of the Services Business Disposition.

(b)     Upon the consummation of the Services Business Disposition and the receipt by the Borrower of the Sale Price, the Administrative Agent, on behalf of itself and the Lenders and in accordance with the foregoing clause (a), hereby (i) releases each of the entities listed on Schedule 1 hereto as Guarantors under the Credit Agreement, (ii) releases the Liens in favor of the Administrative Agent in or on the Released Collateral arising or created under the Loan Documents, excluding however any Liens in the proceeds received in connection with the consummation of the Services Business Disposition and (iii) agrees to execute and deliver to the Borrower, at the sole expense of the Borrower, all documents or instruments reasonably requested by the Borrower in connection therewith.

(c)     The Borrower hereby acknowledges that the releases in clause (b) above are being made without recourse to, or any representation or warranty by, the Administrative Agent.

4.     Conditions Precedent. This Agreement shall be effective (the date of such effectiveness, the "Third Amendment Effective Date") upon (i) execution and delivery of counterparts hereof by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent, (ii) the Borrower having paid, or causing to be paid, to the Administrative Agent for the account of each Lender that consents to this Agreement by execution and delivery of counterparts hereof, an amendment consent fee of 0.05% of the aggregate principal amount of such Lender's Revolving Commitment and Term Loans and (iii) the Loan Parties having paid the reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent, including, without limitation, the reasonable and invoiced fees and expenses of Moore & Van Allen, PLLC.

5.     Miscellaneous.

(a)     The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.

(b)     Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)     The Borrower and the Guarantors hereby represent and warrant as follows:

(i)     Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)     This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(iii)     No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement other than (A) those approvals, consents, exemptions, authorizations or other actions, notices or filings, that have already been obtained, taken, given or made and are in full force and effect, (B) filings and recordings necessary to perfect and continue certain Liens on the Collateral created by the Collateral Documents and (C) recording of the transfer of registrations and applications for IP Rights upon foreclosure.

(d)     The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct in all material respects as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)     This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)     EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 11.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                        THE PROVIDENCE SERVICE CORPORATION,

a Delaware corporation

By:          /s/ James Lindstrom

Name:     James Lindstrom

Title:       Chief Executive Officer, President & Assistant Secretary

GUARANTORS:                                  ProvADO TECHNOLOGIES, LLC

By:          /s/ James Lindstrom

Name:     James Lindstrom

Title:       Treasurer

LOGISTICARE SOLUTIONS, LLC

By:          /s/ James Lindstrom

Name:     James Lindstrom

Title:       Assistant Secretary and Treasurer

LOGISTICARE SOLUTIONS INDEPENDENT PRACTICE

ASSOCIATION, LLC

By: LogistiCare Solutions, LLC, as Sole Member

By:          /s/ James Lindstrom

Name:     James Lindstrom

Title:       Assistant Secretary and Treasurer

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

A to Z In-Home Tutoring LLC

AlphaCare Resources, Inc.

AmericanWork, Inc.

Camelot Care Centers, Inc.

Children’s Behavioral Health, Inc.

Choices Group, Inc.

Dockside Services, Inc.

Drawbridges Counseling Services, LLC

Family-Based Strategies, Inc.

Family Preservation Services, Inc.

Family Preservation Services of Florida, Inc.

Family Preservation Services of North Carolina, Inc.

Family Preservation Services of Washington D.C., Inc.

Family Preservation Services of West Virginia, Inc.

Health Trans, Inc.

Maple Star Nevada

Providence Human Services of Washington, Inc. (f/k/a Maple Star Washington, Inc.)

Oasis Comprehensive Foster Care LLC

Providence Community Corrections, Inc.

Providence Community Services, Inc.

Providence Community Services, LLC

Providence Management Corporation of Florida

Providence of Arizona, Inc.

Providence Service Corporation of ALABAMA

PROVIDENCE SERVICE CORPORATION OF DELAWARE

Providence Service Corporation of Maine

Providence Service Corporation of Oklahoma

Providence Service Corporation of Texas

RAYSTOWN DEVELOPMENTAL SERVICES, INC.

Red Top Transportation, Inc.

Ride Plus, LLC

RIO GRANDE MANAGEMENT COMPANY, L.L.C.

THE REDCO GROUP, INC.

Transitional Family Services, Inc.

W.D. Management, L.L.C.

By:          /s/ James Lindstrom

Name:     James Lindstrom

Title:       Secretary and Treasurer

PINNACLE ACQUISITIONS, LLC

PROVIDENCE OF IDAHO, LLC

By:          /s/ Warren S. Rustand

Name:     Warren S. Rustand

Title:       Manager

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

CCHN Group Holdings, Inc.

CCHN Holdings, Inc.

Community Care Health Network, Inc.

Ascender Software, Inc.

MMNRA, LLC

Votiva Health, LLC

Mission Medical Group of Alabama LLC

Matrix Medical Network of Arizona, LLC

Matrix Medical Network of Colorado, LLC

Matrix Medical Network of Florida, LLC

Matrix Medical Network of Georgia, LLC

Matrix Medical Network of Kentucky, LLC

Mission Medical Group of Louisiana, L.L.C.

Matrix Medical Network of Missouri, LLC

Matrix Medical Network of Nevada, LLC

Matrix Medical Network of New Mexico, LLC

Matrix Medical Network of Oklahoma, LLC

Matrix Medical Network of Oregon, LLC

Matrix Medical Network of Utah, LLC

Matrix Medical Network of Virginia, LLC

Matrix Medical Network of Washington, LLC

By:          /s/ Walter W. Cooper

Name:     Walter W. Cooper

Title:       President and Chief Executive Officer

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

PROVIDENCE HUMAN SERVICES, LLC

By:          /s/ Warren S. Rustand

Name:     Warren S. Rustand

Title:      Sole Manager

PHS II Corp.

Ross Innovative Employment Solutions Corp.

By:          /s/ Michael Fidgeon

Name:     Michael Fidgeon

Title:       President and Chief Executive Officer

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

administrative

agent:                                                bank of america, n.a.,

as Administrative Agent

By:          /s/ Anthea Del Bianco

Name:     Anthea Del Bianco

Title:       Vice President

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

LENDERS:                                             bank of america, n.a.,

as a Lender, Swing Line Lender and L/C Issuer

By:          /s/ Heath Lipson

Name:     Heath Lipson

Title:       SVP

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

SUNTRUST BANK,

as a Lender

By:          /s/ Mary E. Coke

Name:     Mary E. Coke

Title:       Vice President

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By:          /s/ Rohan Trikha

Name:     Rohan Trikha

Title:       Vice President

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

BMO HARRIS BANK, N.A.

as a Lender

By:          /s/ Brian Harbin

Name:     Brian Harbin

Title:       Director

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

MUFG UNION BANK, N.A.,

as a Lender

By:          /s/ R. Cassandra Bolz

Name:     R. Cassandra Bolz

Title:       Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By:          /s/ Parminder Atwal

Name:     Parminder Atwal

Title:       Managing Director

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

CITIZENS BANK, N.A.,

as a Lender

By:          /s/ Andrea B. Goldman

Name:     Andrea B. Goldman

Title:       Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

GE CAPITAL BANK,

as a Lender

By:          /s/ Paul Sleet

Name:     Paul Sleet

Title:      Duly Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

BOKF, N.A., D/B/A BANK OF ARIZONA,

as a Lender

By:          /s/ Margaret DelBrocco

Name:    Margaret DelBrocco

Title:      Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

REGIONS BANK,

as a Lender

By:          /s/ Kap Yarbrough

Name:    Kap Yarbrough

Title:      Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

ROYAL BANK OF CANADA,

as a Lender

By:          /s/ Steven T. Bachman

Name:    Steven T. Bachman

Title:       Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

VIST BANK,

as a Lender

By:          /s/ Gary M. Moyer

Name:     Gary M. Moyer

Title:       EVP

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

BROWN BROTHERS HARRIMAN & CO.,

as a Lender

By:          /s/ Jared S. Keyes

Name:     Jared S. Keyes

Title:       Partner

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

WESTERN ALLIANCE BANK,

as a Lender

By:          /s/ Victor J. Napolitano

Name:     Victor J. Napolitano

Title:      Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit and Guaranty Agreement and Consent]

Schedule 1

SERVICES BUSINESS

1.	PHS II Corp.
2.	Providence Human Services, LLC
3.	Alphacare Resources, Inc.
4.	AmericanWork, Inc.
5.	A To Z In-Home Tutoring LLC
6.	Camelot Care Centers, Inc.
7.	Children's Behavioral Health, Inc.
8.	Choices Group, Inc.
9.	College Community Services
10.	Dockside Services, Inc.
11.	Drawbridges Counseling Services, LLC
12.	Family-Based Strategies, Inc.
13.	Family Preservation Services, Inc.
14.	Family Preservation Services Of Florida, Inc.
15.	Family Preservation Services Of North Carolina, Inc.
16.	Family Preservation Services Of Washington D.C., Inc.
17.	Family Preservation Services Of West Virginia, Inc.
18.	Maple Star Nevada, Inc.
19.	Providence Human Services of Washington, Inc. (f/k/a Maple Star Washington, Inc.)
20.	Oasis Comprehensive Foster Care LLC
21.	Providence Community Corrections, Inc.
22.	Providence Community Services, Inc.
23.	Providence Community Services, LLC
24.	Providence Human Services of Massachusetts, LLC
25.	Providence Management Corporation Of Florida
26.	Providence Of Arizona, Inc.
27.	Providence Of Idaho, LLC
28.	Providence Service Corporation Of Alabama
29.	Providence Service Corporation Of Delaware
30.	Providence Service Corporation Of Maine
31.	Providence Service Corporation Of Oklahoma
32.	Providence Service Corporation Of Texas
33.	Raystown Developmental Services, Inc.
34.	The Redco Group, Inc.
35.	Rio Grande Management Company, L.L.C.
36.	Transitional Family Services, Inc.
37.	W.D. Management, L.L.C.
38.	Maple Star Oregon, Inc.
39.	Family Builders, Inc.